                                   CERTIFICATION PURSUANT TO
                                      18 U.S.C. SECTION 1350,
                                      AS ADOPTED PURSUANT TO
                           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Dillard's, Inc (the "Company") on Form 10-K
for the period ended February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James I. Freeman, Senior Vice President and Chief Financial
Officer of the Company, certify, pursuant to 18 U.S.C.section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2003

                                           /s/ James I. Freeman
                                               James I. Freeman
                                               Senior Vice President and
                                               Chief Financial Officer